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Scudder Intermediate Government Trust

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder Intermediate Government Trust	KGT	811163-104

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.18%	9.57%	7.00%	6.64%
Based on Market Price	6.67%	10.38%	6.08%	5.83%

Net Asset Value and Market Price
	As of 12/31/02	As of 12/31/01
Net Asset Value	$7.55	$7.32
Market Price	$6.96	$6.97

Distribution Information
Twelve Months: Income Dividends	$.47
December Income Dividend	$.0300
Current Annualized Distribution Rate (based on Net Asset Value)+	4.77%
Current Annualized Distribution Rate (based on Market Price)+	5.17%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on December 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Intermediate Government Trust:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Intermediate Government Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, will serve as subadvisor to the fund, effective on or about March 1, 2003. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Scott E. Dolan

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1998.

• Over 13 years of investment industry experience.

• MS, Boston College.

Sean P. McCaffrey

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 after five years of experience as a fixed income analyst specializing in synthetic GIC bond portfolios at Fidelity Investments.

• Portfolio manager for Stable Value strategies, responsible for overseeing the group's stable value and bond index efforts in asset-backed and mortgage-backed securities as well as other financial instruments underlying synthetic GICs: New York.

• MBA, Yale University.

• Joined the fund in 2002.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-88, 1993-98) and foreign exchange currency and option trader (1988-1995).

Investment Policy Effective July 31, 2002:

The fund's following investment policy and supporting disclosure was added, effective July 31, 2002:

Under normal circumstances, at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in US Government Securities. In addition, the fund normally maintains a dollar-weighted average maturity of more than three years but less than 10 years. The Board will provide shareholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

The fund's following investment policy continues to remain in effect:

As a matter of fundamental policy that may be changed only by shareholder vote, at least 65% of the fund's assets will, in normal circumstances, be invested in US Government Securities. US Government Securities shall include the following: US Treasury Securities, Obligations Issued or Guaranteed by US Government Agencies and Instrumentalities, Mortgage-Backed Securities Issued or Guaranteed by US Government Instrumentalities, and Zero Coupon US Government Securities. Options, futures and options on futures will not be counted for purposes of satisfying the 65% policy.

In the following interview, Lead Portfolio Manager Scott E. Dolan discusses the bond market environment and his strategy for the fund.

Q: How did the bond market perform in 2002?

A: The bond market performed well as most categories of bonds outperformed stocks. The yield curve steepened significantly, with shorter-term interest rates markedly lower than longer-term rates. The Federal Reserve Board was generally on hold for the entire year, until November 6 when it lowered the fed funds rate to 1.25% from 1.75%. In this environment, yields on two-year and five-year Treasuries each dropped by about 1.5 percentage points. The primary reason for this rate decline was a generally weak stock market. This weakness made bonds more attractive, resulting in lower yields and higher prices for high-quality fixed-income instruments.

The corporate bond market, however, had a difficult year, particularly in the first half, as accounting scandals and high-profile bankruptcies weighed on the market. These difficulties helped create a favorable climate for the high-quality sectors of the bond market, including Treasuries, mortgages, government agency securities, asset-backed securities and commercial mortgages. Corporate and high-yield issues did rally in the fourth quarter, however, as some of these economic and geopolitical concerns lessened. On the inflation front, prices were a little higher as a result of higher food and energy costs. But, without food and energy, consumer price increases actually declined, from an annual rate of about 2.8% in 2001 to about 2% in 2002.

Q: How did the fund perform in this environment?

A: For the 12-month period ended December 31, 2002, the fund's total return was 6.67% based on market price. In the same period, the fund's total return based on net asset value was 10.18%. The fund's total return at NAV outperformed the 9.64% return of the Lehman Brothers Intermediate Government Index.

Q: What were some of the reasons for this outperformance?

A: The fund is managed on a duration-neutral, yield-curve-neutral basis. This means we do not try to predict the direction of interest rates. Rather, our focus is on individual security selection and sector rotation. At the end of the year, about 25% of net assets of the fund was invested in US Treasuries with the remaining 75% of net assets in mortgages, mortgage-related securities and agency debt. The fund has benefited from its exposure to mortgage-backed and government-agency securities. Mortgages performed well, even in the midst of falling interest rates and a large number of mortgage refinancings. Toward the end of the year, we also increased the fund's allocation to callable Treasury securities, which offer attractive yields compared with other Treasury instruments.

Q: Why was the fund's dividend reduced twice during the year?

A: These reductions reflected the fact that the earning power of the fund declined as interest rates fell. Interest rates are at their lowest point in many years. Also, mortgages experienced a high level of refinancing and the fund was forced to reinvest the proceeds from these mortgages at lower interest rates.

Q: What is your outlook for the months ahead?

A: We are encouraged by the willingness of the Federal Reserve Board to provide stimulus through its monetary policy and by the administration's efforts to provide fiscal stimulus during a period of economic uncertainty. We would prefer consumer spending and business investment fuel growth, but until that happens, we believe the Fed and the administration are taking the right steps to help keep the economy from slipping back into recession. In this environment, we believe alternatives to Treasuries can be expected to perform better in a stronger economy, and mortgage-backed and government agency securities are likely to provide more investment opportunities if Treasury issuance increases.

Given the fall in the earning power of the fund over the last year we hope to diversify a portion of the portfolio into foreign government securities commensurate with the investment objective of the fund. To that end, Mr. Jan Faller will be joining me as a member of the portfolio management team. Mr. Faller has seven years' experience in foreign government fixed income securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Portfolio Composition	12/31/02	12/31/01

FNMA/FHLMC	52%	30%
GNMA Securities	22%	40%
US Treasury Obligations	25%	34%
Cash Equivalents, net*	1%	-4%
	100%	100%

Interest Rate Sensitivity	12/31/02	12/31/01

Average Maturity	5.3 years	6.4 years
Duration	3.1 years	4.5 years

* Includes other assets and liabilities
Portfolio composition and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Principal Amount ($)	Value ($)

US Treasury Obligations 24.6%
US Treasury Bond, 12.0%, 8/15/2013	7,500,000	10,920,998
US Treasury Note:
4.375%, 8/15/2012	24,050,000	25,138,816
5.5%, 2/15/2008	23,900,000	26,965,916
Total US Treasury Obligations (Cost $62,174,241)		63,025,730

US Government Agency Pass-Thrus 24.1%
Federal Home Loan Mortgage Corp.:
5.5%, 1/1/2032 (c)	3,000,000	3,057,000
6.0%, 1/1/2018 (c)	30,000,000	31,359,360
6.5% with various maturities until 9/1/2032	2,831,239	2,950,469
7.0% with various maturities until 4/1/2032	312,938	329,000
7.5% with various maturities until 8/1/2032	5,013,289	5,331,398
8.5% with various maturities until 7/1/2030	79,631	85,261
10.25%, 3/1/2016	588,850	654,443
Federal National Mortgage Association:
5.5%, 4/1/2016	754,138	782,982
6.0% with various maturities until 9/1/2017	12,860,292	13,460,688
6.5% with various maturities until 4/1/2031	3,139,937	3,309,569
7.0% with various maturities until 1/1/2032	474,179	499,041
7.5%, 3/1/2015	19,046	20,343
8.0%, 8/1/2030	7,150	7,708
8.5% with various maturities until 9/1/2030	35,951	38,624
Total US Government Agency Pass-Thrus (Cost $61,411,620)		61,885,886

Government National Mortgage Association 22.4%
Government National Mortgage Association:
5.5%, 2/15/2029	1,175,055	1,211,663
6.0% with various maturities until 7/15/2032	3,256,264	3,400,315
6.5% with various maturities until 1/1/2033 (c)	26,439,742	27,640,450
7.0% with various maturities until 7/15/2032	5,851,273	6,206,203
7.5% with various maturities until 8/15/2032	9,930,350	10,601,245
8.0% with various maturities until 3/15/2031	7,442,906	8,057,053
8.5% with various maturities until 5/15/2031	246,901	267,843
9.0% with various maturities until 8/15/2022	162,132	180,412
Total Government National Mortgage Association (Cost $56,299,416)		57,565,184

US Agency Obligations 20.4%
Federal Home Loan Bank, 4.5%, 11/15/2012	15,800,000	16,056,173
Federal National Mortgage Association:
3.0%, 7/29/2004	3,500,000	3,533,471
5.25%, 1/15/2009	13,950,000	15,262,235
5.5%, 3/15/2011	7,300,000	8,000,829
5.75%, 2/15/2008	8,400,000	9,411,620
Total US Agency Obligations (Cost $51,328,331)		52,264,328

Collateralized Mortgage Obligations 7.7%
Federal Home Loan Mortgage Corp.:
"WD", Series 2430, 6.5%, 12/15/2029	11,000,000	11,683,194
"A6", Series T42, 9.5%, 2/25/2042	3,481,535	3,939,287
Federal National Mortgage Association, Series T12, 7.5%, 8/25/2041	3,714,042	4,026,254
Total Collateralized Mortgage Obligations (Cost $19,048,019)		19,648,735

Cash Equivalents 21.4%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $54,979,471)	54,979,471	54,979,471

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $305,241,098) (a)	120.6	309,369,334
Other Assets and Liabilities, Net	-20.6	-52,860,995
Net Assets	100.0	256,508,339

(a) The cost for federal income tax purposes was $305,576,021. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $3,793,313. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,800,649 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,336.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $305,241,098)	$ 309,369,334
Interest receivable	2,626,159
Other assets	4,381
Total assets	311,999,874
Liabilities
Payable for when-issued and forward delivery securities	55,235,482
Accrued management fee	169,782
Other accrued expenses and payables	86,271
Total liabilities	55,491,535
Net assets, at value	$ 256,508,339
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(25,810)
Net unrealized appreciation (depreciation) on investments	4,128,236
Accumulated net realized gain (loss)	(14,824,515)
Paid-in capital	267,230,428
Net assets, at value	$ 256,508,339
Net Asset Value
Net asset value per share ($256,508,339 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 12,684,225
Expenses: Management fee	2,007,023
Services to shareholders	39,834
Custodian fees	15,538
Auditing	41,748
Legal	10,367
Trustees' fees and expenses	24,761
Reports to shareholders	69,336
Other	61,134
Total expenses, before expense reductions	2,269,741
Expense reductions	(27)
Total expenses, after expense reductions	2,269,714
Net investment income	10,414,511
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,061,023
Futures	(838,220)
6,222,803
Net unrealized appreciation (depreciation) during the period on: Investments	6,934,663
Forward delivery securities	16,037
6,950,700
Net gain (loss) on investment transactions	13,173,503
Net increase (decrease) in net assets resulting from operations	$ 23,588,014

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 10,414,511	$ 12,213,563
Net realized gain (loss) on investment transactions	6,222,803	10,216,082
Net unrealized appreciation (depreciation) on investment transactions during the period	6,950,700	(5,947,711)
Net increase (decrease) in net assets resulting from operations	23,588,014	16,481,934
Distributions to shareholders from: Net investment income	(15,808,220)	(16,657,040)
Increase (decrease) in net assets	7,779,794	(175,106)
Net assets at beginning of period	248,728,545	248,903,651
Net assets at end of period (including accumulated distributions in excess of net investment income of $25,810 at December 31, 2002)	$ 256,508,339	$ 248,728,545
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001[c]	2000	1999	1998
Per share operating performance
Net asset value, beginning of period	$ 7.32	$ 7.32	$ 7.14	$ 7.85	$ 7.86
Income (loss) from investment operations: Net investment income	.31[a]	.36[a]	.43[a]	.42[a]	.52
Net realized and unrealized gain (loss) on investment transactions	.39	.13	.29	(.55)	.07
Total from investment operations	.70	.49	.72	(.13)	.59
Less distributions from: Net investment income	(.47)	(.49)	(.54)	(.43)	(.56)
Tax return of capital	-	-	-	(.15)	(.04)
Total distributions	(.47)	(.49)	(.54)	(.58)	(.60)
Net asset value, end of period	$ 7.55	$ 7.32	$ 7.32	$ 7.14	$ 7.85
Market value, end of period	$ 6.96	$ 6.97	$ 6.81	$ 6.44	$ 7.56
Total Return
Based on net asset value (%)[b]	10.18	7.25	11.32	(1.29)	7.80
Based on market value (%)[b]	6.67	9.73	14.91	(7.61)	8.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	249	249	243	267
Ratio of expenses before expense reductions (%)	.90	.91	.93	.98	.91
Ratio of expenses after expense reductions (%)	.90	.91	.92	.98	.91
Ratio of net investment income (%)	4.15	4.88	6.08	5.64	6.68
Portfolio turnover rate (%)	359	523	729	821	422
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[c] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of December 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $14,403,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($2,200,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $87,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (14,403,000)
Unrealized appreciation (depreciation) on investments	$ 3,793,313

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended December 31, 2002	Year ended December 31, 2001
Distributions from ordinary income*	$ 15,808,220	$ 16,657,040

* Included in the Fund's distributions from ordinary income during the year ended December 31, 2002 is $3,356,584 in excess of investment company taxable income, which in accordance with the applicable US tax law, is taxable to shareholders as ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term instruments and US Treasury securities) aggregated $581,276,333 and $553,631,628, respectively. Purchases and sales of US Treasury securities aggregated $303,820,757 and $326,977,943, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $23,844, of which $10,000 is unpaid at December 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2002, totaled $224,554 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2002, the Fund's custodian fees were reduced by $27 under this arrangement.

E. Line of credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Intermediate Government Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Intermediate Government Trust, (the "Fund"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Intermediate Government Trust, at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 18, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 2001-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	81
Lewis A. Burnham (69) Trustee, 2001-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	81
Donald L. Dunaway (65) Trustee, 2001-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	81
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	81
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	81
Robert B. Hoffman (66) Trustee, 2001-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals) (1990-1994)	81
Shirley D. Peterson (61) Trustee, 2001-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College	81
Fred B. Renwick (72) Trustee, 1995-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	81
William P. Sommers (69) Trustee, 2001-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	81
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	81

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee, and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[2] (44) Trustee, 2001-present and President, 2002-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	81
Philip J. Collora (57) Vice President and Assistant Secretary, 1990-present	Director of Deutsche Asset Management	n/a
John E. Dugenske (36) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998 to present); prior thereto, investment officer and portfolio manager, NISA Investment Advisors	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents year each person became an officer. Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Transfer Agent and Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Shareholder Information

Deutsche Investment Management Americas Inc.

Web information available at cef.scudder.com (800) 349-4281

Notes

Notes

Notes

Notes